EXHIBIT 10.7.1

                           INTERNATIONAL DISTRIBUTORS


ARGENTINA:                 Corporate Training Tools
                           Av. Correntos 330
                           3 Piso, Off 316/318/320
                           Buenos Aires, Argentina 1378

AUSTRALIA:                 Infosentials
                           405 Riversdale Road
                           Camberwell, VIC Australia  3124

BRAZIL:                    Siamar Ltda.
                           Adib Auada 289
                           Granja Vianna
                           06700-000 Cotia, Sao Paulo, Brazil

CANADA:                    International Tele-Film Ent. Ltd.
                           5090 Explorer Drive  #301
                           Mississauga, Ontario
                           Canada L4W 4T9

CANADA:                    Marlin Motion Pictures
                           211 Watline Avenue
                           Mississauga, Ontario
                           Canada L4Z 1P3

CANADA:                    Performance Resources Incorporated
                           163 North Port Road
                           Port Perry, Ontario
                           Canada L9L 1B2

DENMARK:                   Dansk Management Forum
                           45, Folke Bernadottes Alle
                           DK 2100 Kobenhavn
                           Denmark

HONG KONG:                 Media Matters
                           Suite 1301, Fu Fai Commercial Centre
                           27 Hillier St. Sheung Wan
                           Hong Kong

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HUNGARY:                   Human Telex
                           1015 Budapest
                           Toloy Pereng UTCA 18/C
                           Hungary

INDIA:                     Multi Media HRD Pvt. Ltd.
                           National House, 6 Tulloch Rd.
                           Apollo Bunder, Bombay 400 038
                           India

IRELAND:                   IOL Training Resources Ltd.
                           26 Sandyford Office Park
                           Sandyford, Dublin 18, Ireland

ISRAEL:                    Learning Resource Centre
                           Netiv Ha Lamed Hey 8/19
                           Ra'anana, Israel 43441

ITALY:                     Metrotek
                           Via Desenzano n. 19
                           20146 Milano

KOREA:                     Global Multimedia Resource Corporation
                           2F, Jinsol B/D., 1579-4
                           Seocho-Dong, Seocho-GU
                           Seoul, Korea 137-070

MALAYSIA:                  Excellent Directions Consultancy
                           20 JLN Mudah Tengah Satu, Tmn Midah
                           56000 Kuala Lumpur, Malaysia

MEXICO:                    Peliculas Mel
                           Urupan 17
                           Col. Roma
                           Mexico, D.F. 06700

NETHERLANDS:               TFC Audiovisuele Media
                           Post Office Box 320
                           6880 AH Velp
                           Arnhemsestraatweg 17
                           6881 NB Velp

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NEW ZEALAND:               Training Point.com
                           3B Olive Road
                           Panrose, Auckland
                           New Zealand 1135

NORWAY:                    Teknologisk Institut
                           Post Office Box 2608
                           St. Hanshaugen, Akersveien 24C
                           0131 Oslo, Norway

SINGAPORE:                 Millenium Vision Pte Ltd.
                           Bukit Panjang
                           Post Office Box 75
                           Singapore 916803

SOUTH AFRICA:              Learning Resources Pty Ltd.
                           Post Office Box 173 Howard Place 7450
                           Cape Town
                           Republic of South Africa

SPAIN:                     Abetas
                           Costa Rica 36
                           28016 Madrid, Spain

SWEDEN:                    SLG Delphi AB
                           Finnbodavagen 29
                           131 31 Nacka
                           Sweden

U.A.E.:                    Middle East Training
                           Post Office Box 4619
                           Dubai U.A.E.

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